     As filed with the Securities and Exchange Commission on June 1, 2001

                                                      Registration No. 333-50566
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            ______________________
                                 POST-EFFECTIVE
                                  AMENDMENT NO. 1
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ____________________

                                INTERWOVEN, INC.
             (Exact name of Registrant as specified in its charter)

                  Delaware                                    77-0523543
      (State or other jurisdiction of                      (I.R.S. employer
      incorporation or organization)                      identification no.)
                             ____________________

                       1195 W. Fremont Avenue, Suite 2000
                          Sunnyvale, California 94087
                                 (408) 774-2000
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
                             ____________________

                                 David M. Allen
               Senior Vice President and Chief Financial Officer
                                Interwoven, Inc.
                             1195 W. Fremont Avenue
                          Sunnyvale, California 94087
                                 (408) 774-2000
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                             ____________________
                                  Copies to:

                              Horace L. Nash, Esq.
                            William L. Hughes, Esq.
                               Fenwick & West LLP
                              Two Palo Alto Square
                          Palo Alto, California  94306
                             ____________________

================================================================================

                      REMOVAL OF SHARES FROM REGISTRATION

     The offering contemplated by this Registration Statement has terminated. Pursuant to the undertakings contained in Item 17 of the Registration Statement, the Registrant is removing from registration, by means of a post-effective amendment, any securities included in the Registration Statement and remaining unsold at the termination of the offering.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 1 to its registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Sunnyvale, State of California, on June 1, 2001.

                                        INTERWOVEN, INC.


                                        By: /s/ David M. Allen
                                           -------------------------------
                                            David M. Allen
                                            Senior Vice President and Chief
                                            Financial Officer

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                  Title                     Date
---------                                  -----                     ----

Principal Executive Officer:

 /s/ Martin W. Brauns            President, Chief Executive      June 1, 2001
-------------------------------  Officer and Director
Martin W. Brauns

Principal Financial and
Principal Accounting Officer:

 /s/ David M. Allen              Senior Vice President and       June 1, 2001
-------------------------------  Chief Financial Officer
David M. Allen

Additional Directors:

_______________________________  Director
Ronald E.F. Codd

  *                              Director                        June 1, 2001
-------------------------------
Kathryn C. Gould

  *                              Chairman                        June 1, 2001
-------------------------------
Peng T. Ong

_______________________________  Director
Mark C. Thompson

  *                                                              June 1, 2001
-------------------------------  Director
Anthony Zingale


*By: /s/ David M. Allen                                          June 1, 2001
-------------------------------
     David M. Allen
     Attorney-In-Fact